EXHIBIT 99.1
                                 E.PIPHANY, INC.

                              EXECUTIVE BONUS PLAN

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
SECTION 1     BACKGROUND, PURPOSE AND DURATION....................................................................1

     1.1      Effective Date......................................................................................1
     1.2      Purpose of the Plan.................................................................................1

SECTION 2     DEFINITIONS.........................................................................................1

     2.1      "Actual Award"......................................................................................1
     2.2      "Affiliate".........................................................................................1
     2.3      "Board".............................................................................................1
     2.4      "Bonus Pool"........................................................................................1
     2.5      "Code"..............................................................................................1
     2.6      "Committee".........................................................................................1
     2.7      "Company"...........................................................................................1
     2.8      "Disability"........................................................................................2
     2.9      "Employee"..........................................................................................2
     2.10     "Participant".......................................................................................2
     2.11     "Performance Period"................................................................................2
     2.12     "Plan"..............................................................................................2
     2.13     "Shares"............................................................................................2
     2.14     "Target Award"......................................................................................2
     2.15     "Termination of Service"............................................................................2

SECTION 3     SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS...............................................2

     3.1      Selection of Participants...........................................................................2
     3.2      Determination of Target Awards......................................................................2
     3.3      Bonus Pool..........................................................................................3
     3.4      Discretion to Modify Awards.........................................................................3
     3.5      Discretion to Determine Criteria....................................................................3

SECTION 4     PAYMENT OF AWARDS...................................................................................3

     4.1      Right to Receive Payment............................................................................3
     4.2      Timing of Payment...................................................................................3
     4.3      Form of Payment.....................................................................................3
     4.4      Payment in the Event of Death or Disability.........................................................3

SECTION 5     ADMINISTRATION......................................................................................4

     5.1      Committee is the Administrator......................................................................4
     5.2      Committee Authority.................................................................................4
     5.3      Decisions Binding...................................................................................4
     5.4      Delegation by the Committee.........................................................................4

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               Page
                                                                                                               ----
SECTION 6     GENERAL PROVISIONS..................................................................................4

     6.1      Tax Withholding.....................................................................................4
     6.2      No Effect on Employment or Service..................................................................4
     6.3      Participation.......................................................................................4
     6.4      Successors..........................................................................................5
     6.5      Beneficiary Designations............................................................................5
     6.6      Nontransferability of Awards........................................................................5

SECTION 7     AMENDMENT, TERMINATION AND DURATION.................................................................5

     7.1      Amendment, Suspension or Termination................................................................5
     7.2      Duration of the Plan................................................................................5

SECTION 8     LEGAL CONSTRUCTION..................................................................................5

     8.1      Gender and Number...................................................................................5
     8.2      Severability........................................................................................5
     8.3      Requirements of Law.................................................................................6
     8.4      Governing Law.......................................................................................6
     8.5      Captions............................................................................................6

                                 E.PIPHANY, INC.

                              EXECUTIVE BONUS PLAN

                                    SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

        1.1 Effective Date. The Compensation Committee of the Board adopted the Plan effective as of [DATE].

        1.2     Purpose  of  the  Plan.   The  Plan  is   intended  to  increase
shareholder value and the success of the Company by motivating selected employees (a) to perform to the best of their abilities, and (b) to achieve the Company's objectives.

                                    SECTION 2
                                   DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        2.1 "Actual Award" means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period, subject to the Committee's authority under Section 3.4 to modify the award.

        2.2 "Affiliate" means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

        2.3     "Board" means the Board of Directors of the Company.

        2.4 "Bonus Pool" means the pool of funds available for distribution to Participants. Subject to the terms of the Plan, the Committee establishes the Bonus Pool for each Performance Period.

        2.5 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        2.6 "Committee" means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan. Until otherwise determined by the Board,
(a) the Company's Compensation Committee shall constitute the Committee, and (b) for administrative convenience, the independent, non-employee members of the Board also may act as the Committee from time to time.

        2.7 "Company" means E.piphany, Inc., a Delaware corporation, or any successor thereto.

        2.8 "Disability" means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

        2.9 "Employee" means any executive or key employee of the Company or of an Affiliate, whether such individual is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

        2.10 "Participant" means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

        2.11    "Performance   Period"   means  the   period  of  time  for  the
measurement of the performance criteria that must be met to receive an Actual Award, as determined by the Committee in its sole discretion. A Performance Period may be divided into one or more shorter periods if, for example, but not by way of limitation, the Committee desires to measure some performance criteria over 12 months and other criteria over 3 months.

        2.12 "Plan" means the E.piphany, Inc. Executive Bonus Plan, as set forth in this instrument and as hereafter amended from time to time.

        2.13    "Shares" means shares of the Company's common stock.

        2.14 "Target Award" means the target award, at 100% performance achievement, payable under the Plan to a Participant for the Performance Period, as determined by the Committee in accordance with Section 3.2.

        2.15    "Termination    of   Service"   means   a   cessation   of   the
employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

                                    SECTION 3
              SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

        3.1     Selection  of   Participants.   The   Committee,   in  its  sole
discretion, shall select the Employees who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period or Periods.

        3.2 Determination of Target Awards. The Committee, in its sole discretion, shall establish a Target Award for each Participant.

        3.3 Bonus Pool. Each Performance Period, the Committee, in its sole discretion, shall establish a Bonus Pool. Actual Awards shall be paid from the Bonus Pool.

        3.4 Discretion to Modify Awards. Notwithstanding any contrary provision of the Plan, the Committee may, in its sole discretion and at any time, (a) increase, reduce or eliminate a Participant's Actual Award, and/or (b) increase, reduce or eliminate the amount allocated to the Bonus Pool. The Committee may determine the amount of any reduction on the basis of such factors as it deems relevant, and shall not be required to establish any allocation or weighting with respect to the factors it considers.

        3.5 Discretion to Determine Criteria. Notwithstanding any contrary provision of the Plan, the Committee shall, in its sole discretion, determine the performance requirements applicable to any Target Award. The requirements may be on the basis of any factors the Committee determines relevant, and may be on an individual, divisional, business unit or Company-wide basis. Failure to meet the requirements will result in a failure to earn the Target Award, except as provided in Section 3.4.

                                    SECTION 4
                                PAYMENT OF AWARDS

        4.1 Right to Receive Payment. Each Actual Award shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

        4.2 Timing of Payment. Payment of each Actual Award shall be made as soon as practicable as determined by the Committee after the end of the Performance Period during which the Actual Award was earned. Unless otherwise determined by the Committee, a Participant must be employed by the Company or any Affiliate on the last day of the Performance Period to receive a payment under the Plan.

        4.3 Form of Payment. Each Actual Award shall be paid in cash (or its equivalent) in a single lump sum.

        4.4 Payment in the Event of Death or Disability. If a Participant dies or becomes Disabled prior to the payment of an Actual Award earned by him or her prior to death or Disability for a prior Performance Period, the Actual Award shall be paid to his or her estate or to the Participant, as the case may be, subject to the Committee's discretion to reduce or eliminate any Actual Award otherwise payable.

                                    SECTION 5
                                 ADMINISTRATION

        5.1 Committee is the Administrator. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board.

        5.2 Committee Authority. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

        5.3 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

        5.4 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company.

                                    SECTION 6
                               GENERAL PROVISIONS

        6.1 Tax Withholding. The Company shall withhold all applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant's FICA and SDI obligations).

        6.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect that such treatment might have upon him or her as a Participant.

        6.3 Participation. No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

        6.4 Successors. All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

        6.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        6.6 Nontransferability of Awards. No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.5. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

                                    SECTION 7
                       AMENDMENT, TERMINATION AND DURATION

        7.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Actual Award theretofore earned by such Participant. No award may be granted during any period of suspension or after termination of the Plan.

        7.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                    SECTION 8
                               LEGAL CONSTRUCTION

        8.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        8.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        8.3 Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        8.4 Governing Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

        8.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.